UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act 1934
Date of report (Date of earliest event reported):  July 3, 2007
WESTMORELAND COAL COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	001-11155	23-1128670

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
14th Floor, 2 North Cascade Avenue, Colorado Springs, CO 80903

(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code:     (719) 442-2600

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On July 3, 2007, Westmoreland Coal Company, a Delaware corporation (the “Company”), Tontine Capital Partners, L.P. (“Tontine”), and Silverhawk Capital GP, LLC (“Silverhawk”) entered into a First Amendment to Standby Purchase Agreement (the “First Amendment”), which amended the Standby Purchase Agreement dated May 2, 2007 (the “Standby Purchase Agreement”) between Westmoreland and Tontine. The Standby Purchase Agreement, as amended by the First Amendment, is referred to herein as the Standby Agreement. In the First Amendment, Silverhawk agreed to certain standby commitments with respect to the Company’s planned rights offering (the “Rights Offering”) to holders of its common stock, par value $2.50 per share (the “Common Stock”).
     In the Standby Purchase Agreement, the Company agreed to commence a Rights Offering with a minimum size of $85,000,000 in which holders of rights may purchase shares of Common Stock (the “Subscription Price”) at a price of $18.00 per share, and Tontine agreed, subject to the conditions and limitations described therein, to purchase Tontine’s and its affiliates’ pro rata portion of the shares offered in the Rights Offering and to act as a standby purchaser to purchase shares offered to but not purchased by the Company’s stockholders in the Rights Offering.
     In the First Amendment, and subject to the conditions described therein, Silverhawk agreed to act as an additional standby purchaser to purchase up to 566,667 shares that were offered to but not purchased by the Company’s stockholders in the Rights Offering. The Company agreed that if, following the purchase of those shares, Silverhawk had acquired fewer than 566,667 shares, Silverhawk will have the option to purchase enough shares so that, following its purchases, Silverhawk will own 566,667 shares of Common Stock. The sales of Common Stock to Silverhawk are being conducted at the same $18.00 per share price as the sales to stockholders in the Rights Offering.
     The Rights Offering and the Standby Agreement are subject to the approval of the Company’s stockholders. In addition, the Rights Offering will not commence until the Company files a registration statement covering it with the Securities and Exchange Commission and the SEC declares that registration statement effective. The Company anticipates that it will declare a record date for the Rights Offering shortly before the commencement of that offering.
     Silverhawk’s obligation to fulfill its commitment under the Standby Agreement and purchase shares of Common Stock is subject to the following conditions:
•	Tontine’s purchase of all shares that it is required to purchase under the Standby Agreement and no termination of Tontine’s obligations under the Standby Agreement;

•	customary closing conditions, including: (i) that the Company’s representations and warranties in the Standby Agreement are true and correct in all material respects, (ii) that the Company deliver a duly executed copy of the registration rights agreement referred to below, (iii) that subsequent to the execution of the Standby Agreement, except for matters disclosed prior to July 3, 2007, in the Company’s public filings pursuant to the Securities Exchange Act of 1934, there has not been a material adverse effect on the Company’s financial condition, earnings, financial position, operations, assets, results of operation, business, or prospects (a “Material Adverse Effect”), or any event or circumstance that is reasonably likely to result in a Material Adverse Effect, and (iv) that no market adverse effect (including (A) the suspension by the SEC or the American Stock Exchange of trading in Common Stock, the suspension or limitation of trading in securities generally on the American or New York Stock Exchanges or Nasdaq Global Market, or the establishment of minimum prices on any of these markets, (B) the declaration of a banking moratorium by United States federal or New York State authorities, or (C) any material new outbreak or material escalation of hostilities or any declaration by the United States of a national emergency or war or other calamity or crisis which has a material adverse effect on the U.S. financial markets) (a “Market Adverse Effect”) has occurred and is continuing;

•	obtaining the approval by the Company’s stockholders of the transactions contemplated by the Standby Agreement;

•	the absence of a judgment or other legal restraint that prohibits or renders unachievable the completion of the Rights Offering or the transactions contemplated by the Standby Agreement;

•	the SEC shall have declared the registration statement for the Rights Offering effective, the Company shall have complied with any request of the SEC to include additional information in the registration statement, no stop order suspending the effectiveness of the registration statement shall have been issued, and the SEC shall not have initiated a proceeding seeking such an order; and

•	the shares of Common Stock to be issued in the transaction shall have been authorized for listing on the American Stock Exchange.
     Silverhawk may terminate its rights and obligations under the Standby Agreement if there is a Material Adverse Effect or Market Adverse Effect that is not cured within 21 days after the occurrence thereof. The Company can terminate the Standby Agreement with respect to Silverhawk if Silverhawk materially breaches the agreement and does not cure that breach within 15 days after receipt of a written notice of the breach. Silverhawk can terminate its rights and obligations under the Standby Agreement if the Company materially breaches the agreement and does not cure that breach within 15 days after receipt of a written notice of the breach. The Company can also terminate the Standby Agreement, and Silverhawk can terminate its rights and obligations under the Standby Agreement, if the closing of the Rights Offering has not occurred by November 15, 2007. A termination by Silverhawk will not, by itself, affect the obligations of Tontine under the Standby Agreement.
     In connection with the Standby Agreement, the Company has agreed that, upon the closing of the transactions contemplated by the Standby Agreement, it will enter into a registration rights agreement with Silverhawk in the form attached to the Standby Agreement. Pursuant to such registration rights agreement, the Company will register the resale of the shares of Common Stock that Silverhawk holds. Although Silverhawk will be a party to the Registration Rights Agreement, Silverhawk has agreed that, if the last reported sale price of the Common Stock on the trading date immediately preceding the closing of its purchase is at least $22.00 per share, it will not sell any of the Common Stock it owns for a period of one year following the completion of the Rights Offering. In addition, if the last reported sale price of the Common Stock on the trading date immediately preceding the closing is less than $22.00 per share, Silverhawk will not sell any of the Common Stock that it owns for a period of six months for more than $18.00 per share. The six month and one year lock-ups are subject to exceptions, specified in the Standby Agreement, pursuant to which Silverhawk may sell shares of Common Stock.
     The foregoing description of the Standby Agreement and the registration rights agreement are qualified in their entirety by reference to the Standby Agreement and the form of the registration rights agreement. The First Amendment is attached hereto as Exhibit 10.1, the Standby Purchase Agreement is attached as Exhibit 10.1 to the Company’s Form 8-K filed May 4, 2007, the form of registration rights agreement is attached as Annex B to the Standby Purchase Agreement, and the First Amendment, Standby Purchase Agreement, and registration rights agreement are incorporated by reference into this Item 1.01.

     This current report on Form 8-K is not an offer to sell or the solicitation of an offer to buy shares of Common Stock or any other securities, whether under the terms of the Rights Offering, the Standby Agreement, or otherwise. Offers and sales of Common Stock issuable in the Rights Offering will only be made by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and applicable state securities laws, on the terms and subject to the conditions set forth in such prospectus. Offers and sales of shares of Common Stock pursuant to the Standby Agreement will only be made in private placement transactions exempt from the registration requirements of the Securities Act and applicable state securities laws on the terms and subject to the conditions of the Standby Agreement.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit 10.1	First Amendment to Standby Purchase Agreement dated July 3, 2007 among Westmoreland Coal Company, Tontine Capital Partners, L.P., and Silverhawk Capital GP, LLC

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 6, 2007

WESTMORELAND COAL COMPANY

By:	/s/ David J. Blair

Name:	David J. Blair
Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.1	First Amendment to Standby Purchase Agreement dated July 3, 2007 among Westmoreland Coal Company, Tontine Capital Partners, L.P., and Silverhawk Capital GP, LLC